Note 3 - Going Concern	12 Months Ended
Jul. 31, 2013
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Note 3 - Going Concern

Note 3 – Going Concern:

To date, we have been funding our Company by way of related party loans.  We intend to complete a stock offering and/or locate suitable financing through loans or other facilities to allow us to continue as a going concern during the period of implementation of our current business plan.

At July 31, 2013, we had suffered losses from development stage activities to date approximating $4,906,829, and had negative stockholders’ equity of approximately $1,126,270, all of which raise substantial doubt about the Company’s ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.